Exhibit 99.2

FOR IMMEDIATE RELEASE

Contacts:
Press Release	Liz Werner (Investors): 212-770-7074; elizabeth.werner@aig.com
AIG	Jennifer Hendricks Sullivan (Media): 212-770-3141; jennifer.sullivan@aig.com
175 Water Street
New York, NY
10038
www.aig.com

AIG ANNOUNCES PRICING FOR ITS MAXIMUM CASH TENDER OFFER

NEW YORK, July 2, 2015 – American International Group, Inc. (NYSE: AIG) today announced the applicable Reference Yields and Total Consideration for each series of “Fixed Spread” notes and debentures included in its previously announced cash tender offer for the notes and debentures issued or guaranteed by AIG listed in the table below. The complete terms of the tender offer are set forth in the offer to purchase dated June 18, 2015 (the “Offer to Purchase”) and the related letter of transmittal. The early participation date for the tender offer was 5:00 p.m., New York City time, on July 1, 2015. The expiration date of the tender offer is 11:59 p.m., New York City time, on July 16, 2015, unless extended. The payment date for this tender offer will be promptly following its expiration and is expected to be on or about July 20, 2015. Consummation of the tender offer is subject to a number of conditions, including a financing condition (as described in the Offer to Purchase). Withdrawal rights for the tender offer expired at 5:00 p.m., New York City time, on July 1, 2015 and have not been extended.

Holders who validly tendered and did not validly withdraw their notes or debentures at or prior to 5:00 p.m., New York City time, on July 1, 2015, and whose tenders are accepted for purchase, will receive the Total Consideration set forth in the table below, which includes an early participation amount of $50, £50 or €50 for each $1,000, £1,000 or €1,000 principal amount, as applicable, of notes and debentures validly tendered and accepted for purchase. Holders validly tendering their notes or debentures after 5:00 p.m., New York City time, on July 1, 2015, and on or prior to the expiration date and whose securities are accepted for purchase, will be eligible to receive only the applicable “Tender Offer Consideration,” which is equal to the Total Consideration less the early participation amount. Holders whose notes and debentures are accepted in this tender offer will also receive a cash payment representing accrued interest from the most recent interest payment date to but excluding the payment date.

Assuming no additional notes or debentures are validly tendered after the early participation date, AIG intends to accept all notes or debentures validly tendered and not withdrawn prior to 5:00 p.m., New York City time, on July 1, 2015. Assuming no additional notes or debentures are validly tendered after the early participation date and the payment date for this tender offer occurs on July 20, 2015, the aggregate purchase price of the notes and debentures to be purchased in this tender offer (not including accrued and unpaid interest) will be approximately $3.6 billion.

Copies of the Offer to Purchase and the related letter of transmittal are available at the following web address: http://www.gbsc-usa.com/aig/.

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FOR IMMEDIATE RELEASE

This press release is qualified in its entirety by the Offer to Purchase and related letter of transmittal.

AIG has retained Barclays Bank PLC, Barclays Capital Inc., Credit Suisse Securities (Europe) Limited and Credit Suisse Securities (USA) LLC as the Joint Lead Dealer Managers. Global Bondholder Services Corporation is the Information Agent and the Depositary. For additional information regarding the terms of the tender offer, please contact: Barclays Bank PLC at +44 (0) 207 773 8990 (international); Barclays Capital Inc. at (800) 438-3242 (toll-free) or (212) 528-7581 (collect); Credit Suisse Securities (Europe) Limited at +44 (0) 207 888 5564; or Credit Suisse Securities (USA) LLC at (800) 820-1653 (toll-free) or (212) 538-2147 (collect). Requests for documents and questions regarding the tendering of the notes and debentures listed on the table below may be directed to Global Bondholder Services Corporation by telephone at (212) 430-3774 (for banks and brokers only), (866) 924-2200 (for all others toll-free) or +001 (212) 430-3774 (international), by email at aig@gbsc-usa.com or to the Joint Lead Dealer Managers at their respective telephone numbers.

This news release does not constitute an offer or an invitation by AIG to participate in the tender offer in any jurisdiction in which it is unlawful to make such an offer or solicitation in such jurisdiction.

Certain statements in this press release, including those describing the completion of the tender offer, constitute forward-looking statements. These statements are not historical facts but instead represent only AIG’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside AIG’s control. It is possible that actual results will differ, possibly materially, from the anticipated results indicated in these statements. Factors that could cause actual results to differ, possibly materially, from those in the forward-looking statements are discussed throughout AIG’s periodic filings with the SEC pursuant to the Securities Exchange Act of 1934.

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American International Group, Inc. (AIG) is a leading global insurance organization serving customers in more than 100 countries and jurisdictions. AIG companies serve commercial, institutional, and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

Additional information about AIG can be found at www.aig.com | YouTube: www.youtube.com/aig | Twitter: @AIGinsurance | LinkedIn: http://www.linkedin.com/company/aig.

AIG is the marketing name for the worldwide property-casualty, life and retirement, and general insurance operations of American International Group, Inc. For additional information, please visit our website at www.aig.com. All products and services are written or provided by subsidiaries or affiliates of American International Group, Inc. Products or services may not be available in all countries, and coverage is subject to actual policy language. Non-insurance products and services may be provided by independent third parties. Certain property-casualty coverages may be provided by a surplus lines insurer. Surplus lines insurers do not generally participate in state guaranty funds, and insureds are therefore not protected by such funds.

FOR IMMEDIATE RELEASE

Title of Security	Issuer	Security Identifier	Principal Amount Outstanding (millions)	Acceptance Priority Level	Reference Yield	Reference Security/ Interpolated Rate	Fixed Spread	Total Consideration(1)(2)
5.850% Medium-Term Notes, Series G, due January 16, 2018	AIG	CUSIP: 02687QDG0 ISIN: US02687QDG01	$2,411.0	1	1.001%	1.125% U.S. Treasury due 06/15/2018	55	$1,104.56

6.400% Notes Due 2020	AIG	CUSIP: 026874BW6 ISIN: US026874BW66	$1,250.9	2	1.633%	1.500% U.S. Treasury due 05/31/2020	100	$1,188.52

3.375% Notes due 2020	AIG	CUSIP: 026874CX3 ISIN: US026874CX31	$1,000.0	3	1.633%	1.500% U.S. Treasury due 05/31/2020	95	$1,037.39

8.000% Series A-7 Junior Subordinated Debentures†	AIG	ISIN: XS0365324838 (144A) XS0365323608 (Reg. S)	€13.5	4	0.203%	May 2018 Interpolated Swap Rate	215	€1,153.21

8.625% Series A-8 Junior Subordinated Debentures†	AIG	ISIN: XS0365317113 (144A) XS0365314284 (Reg. S)	£5.6	5	0.831%	5.000% UK Treasury due 03/07/2018	230	£1,148.10

5.60% Medium-Term Notes, Series G, due October 18, 2016	AIG	CUSIP: 02687QBC1 ISIN: US02687QBC15	$645.6	6	0.633%	0.625% U.S. Treasury due 05/31/2017	40	$1,056.31

4.375 per cent. Notes due 26 April 2016†‡	AIG	ISIN: XS0252366702	€750.0	7	N/A	N/A	N/A	€1,032.40

FOR IMMEDIATE RELEASE

Title of Security	Issuer	Security Identifier	Principal Amount Outstanding (millions)	Acceptance Priority Level	Reference Yield	Reference Security/ Interpolated Rate	Fixed Spread	Total Consideration(1)(2)
5.75% Series A-2 Junior Subordinated Debentures	AIG	CUSIP: 026874BF3 ISIN: XS0291641420	£161.7	8	0.597%	1.750% UK Treasury due 01/22/2017	215	£1,048.22

4.875% Series A-3 Junior Subordinated Debentures	AIG	CUSIP: 026874BG1 ISIN: XS0291642154	€306.2	9	0.103%	March 2017 Interpolated Swap Rate	210	€1,042.79

6.765% Sterling Notes Due November 15, 2017†	AIG	ISIN: XS0827565663 XS0702072900 (144A) XS0702072819 (Reg. S)	£281.4	10	0.781%	1.000% UK Treasury due 09/07/2017	75	£1,118.85

6.797% Euro Notes Due November 15, 2017†	AIG	ISIN: XS0827566711 XS0702072140 (144A) XS0702071928 (Reg. S)	€61.8	11	0.153%	November 2017 Interpolated Swap Rate	50	€1,141.16

8 1⁄2% Junior Subordinated Debentures due 2030	AIG Life Holdings, Inc.*	CUSIP: 00138GAA7 ISIN: US00138GAA76	$116.4	12	2.384%	2.125% U.S. Treasury due 05/15/2025	280	$1,341.95

7.57% Junior Subordinated Deferrable Interest Debentures, Series A	AIG Life Holdings, Inc.*	CUSIP: 00138GAB5 ISIN: US00138GAB59	$78.9	13	3.205%	2.500% U.S. Treasury due 02/15/2045	265	$1,242.02

FOR IMMEDIATE RELEASE

Title of Security	Issuer	Security Identifier	Principal Amount Outstanding (millions)	Acceptance Priority Level	Reference Yield	Reference Security/ Interpolated Rate	Fixed Spread	Total Consideration(1)(2)
8 1⁄8% Junior Subordinated Deferrable Interest Debentures, Series B	AIG Life Holdings, Inc.*	CUSIP: 00138GAC3 ISIN: US00138GAC33	$227.3	14	3.205%	2.500% U.S. Treasury due 02/15/2045	265	$1,321.47

*	Guaranteed by AIG.
†	Listed on the Official List of the Irish Stock Exchange and traded on its regulated market.
‡	The 4.375 per cent. Notes due 26 April 2016 are “Fixed Price” notes. See the table following the cover page to the Offer to Purchase for additional information.
(1)	The Total Consideration payable for each $1,000, £1,000 or €1,000 principal amount of notes or debentures validly tendered on or prior to 5:00 p.m., New York City time, on the early participation date and accepted for purchase by AIG includes the early participation amount. In addition, holders whose notes or debentures are accepted will also receive accrued interest on such note or debenture.
(2)	Assuming payment is made on July 20, 2015. Per $1,000, £1,000 or €1,000 principal amount of notes or debentures.